                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 20, 2003

                           AMERICANA PUBLISHING, INC.
               (Exact name of registrant as specified in charter)

     Colorado                                                84-1453702
  (State or other juris-          (Commission             (IRS Employer
diction of incorporation)          file number)            Idenrtification No.)

303 San Mateo NE, Suite 104A, Albuquerque, New Mexico             87108
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (505)265-6121

ITEM 5 - OTHER EVENTS

Attached  hereto as Exhibit 99, is the Company's  press release,  dated November
20, 2003 relating to the Company's  implementation of various  initiatives boost interest in Company's library of audio books.

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                AMERICANA PUBLISHING, INC.
                                                        (Registrant)

Dated:  November 20, 2003                   /s/ George Lovato, Jr.
                                           ---------------------------------
                                                George Lovato, Jr.
                                           President, Chief Executive Officer